AMENDMENT AND RESTATEMENT

                           dated as of April 30, 1999

                                       of

                                CREDIT AGREEMENT

                      dated as of May 22, 1997, as amended

                                  by and among

                          INTERNATIONAL GAME TECHNOLOGY

                            THE LENDERS PARTY THERETO

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                             as Documentation Agent

                                    CIBC INC.
                       CREDIT LYONNAIS LOS ANGELES BRANCH
                        DEUTSCHE BANK AG, NEW YORK BRANCH
                          AND/OR CAYMAN ISLANDS BRANCH
                          KEYBANK NATIONAL ASSOCIATION
                                       and
                         U. S. BANK NATIONAL ASSOCIATION
                                  as Co-Agents

                                       and

                              THE BANK OF NEW YORK
                   as Administrative Agent and Issuing Bank





                            BNY CAPITAL MARKETS, INC.
                        as Lead Arranger and Book Manager

      AMENDMENT AND RESTATEMENT (this "Amendment"), dated as of April 30, 1999, of the Credit Agreement, dated as of May 22, 1997, by and among INTERNATIONAL GAME TECHNOLOGY, a Nevada corporation (the "Borrower"), the Lenders party thereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Documentation Agent, CIBC INC., CREDIT LYONNAIS LOS ANGELES BRANCH, DEUTSCHE BANK AG, NEW YORK BRANCH AND/OR CAYMAN ISLANDS BRANCH, KEYBANK NATIONAL ASSOCIATION and U. S. BANK NATIONAL ASSOCIATION, as Co-Agents, and THE BANK OF NEW YORK, as Administrative Agent (the "Administrative Agent") and as the Issuing Bank, as amended by Amendment No. 1, dated as of August 19, 1997, Amendment No. 2, dated as of January 16, 1998, and Amendment No. 3, dated as of April 20, 1999 (as so amended, the "Credit Agreement").

      I. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

      II. The parties desire to amend and restate the Credit Agreement to the extent set forth herein subject to the terms and conditions hereof.

      Accordingly, in consideration of the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree that the Credit Agreement be, and the same hereby is, amended and restated in its entirety so as to read as presently set forth therein with the following exceptions:

1. Section 1.1 of the Credit Agreement is amended by amending and restating the following definitions to read as follows:

                  "Applicable Fee Percentage":

                  (a) With respect to the Facility Fee and the Letter of Credit Commissions, at all times during which the applicable Pricing Level set forth below is in effect, the percentage set forth below next to such Pricing Level and under the applicable column:

                                 Applicable Fee Percentage
                                              Letter of
                                 Facility     Credit
            Pricing Level        Fee          Commissions

            Pricing Level I      0.150%       0.350%
            Pricing Level II     0.180%       0.570%
            Pricing Level III    0.225%       0.775%
            Pricing Level IV     0.275%       0.975%
            Pricing Level V      0.300%       1.200%.

                  (b) The Applicable Fee Percentage with respect to the Letter of Credit Commissions shall be increased by an amount equal to 0.150% during any period when the Leverage Ratio is greater than or equal to 4.00:1.00.

                  (c) Changes in the Applicable Fee Percentage resulting from a change (i) in any rating established or deemed to have been established by Standard & Poor's or Moody's (other than as a result of a change in the rating system of either Standard & Poor's or Moody's) shall be effective as of the date on which such change is first announced publicly by the rating agency making such change or (ii) in the Leverage Ratio shall become effective upon the date of the delivery by the Borrower to the Administrative Agent of a Compliance Certificate pursuant to Section 7.1(c) evidencing a change in the Leverage Ratio, provided, however, that if the Borrower shall fail to deliver a Compliance Certificate within 45 days after the end of each of the first three fiscal quarters (or 90 days after the end of the last fiscal quarter) as required by Section 7.1(c), the Leverage Ratio shall be deemed to be greater than 4.00:1.00 from and including the 46th day (the 91st day in the case of the last quarter) after the end of such fiscal quarter to the date of the delivery by the Borrower to the Administrative Agent of a Compliance Certificate demonstrating that the Leverage Ratio is less than 4.00:1.00.
      Notwithstanding the foregoing, no reduction in the Applicable Fee Percentage shall be effective if any Default or Event of Default shall have occurred and be continuing.

                  "Applicable Margin":

                  (a) With respect to the unpaid principal balance of Eurodollar Advances, in each case at all times during which the applicable Pricing Level set forth below is in effect, the percentage set forth below next to such Pricing Level and under the applicable column, subject to the provisos set forth below:

            Pricing Level                  Applicable Margin

            Pricing Level I 0.350% Pricing Level II 0.570% Pricing Level III 0.775% Pricing Level IV 0.975% Pricing Level V 1.200%.

                  (b) The Applicable Margin shall be increased by an amount equal to 0.150% during any period when the Leverage Ratio is greater than or equal to 4.00:1.00.

                  (c) Changes in the Applicable  Margin  resulting from a change
      (i) in any rating established or deemed to have been established by Standard & Poor's or Moody's (other than as a result of a change in the rating system of either Standard & Poor's or Moody's) shall be effective as of the date on which such change is first announced publicly by the rating agency making such change or (ii) in the Leverage Ratio shall become effective upon the date of the delivery by the Borrower to the Administrative Agent of a Compliance Certificate pursuant to Section 7.1(c) evidencing a change in the Leverage Ratio, provided, however, that if the Borrower shall fail to deliver a Compliance Certificate within 45 days after the end of each of the first three fiscal quarters (or 90 days after the end of the last fiscal quarter) as required by Section 7.1(c), the Leverage Ratio shall be deemed to be greater than 4.00:1.00 from and including the 46th day (the 91st day in the case of the last quarter) after the end of such fiscal quarter to the date of the delivery by the Borrower to the Administrative Agent of a Compliance Certificate demonstrating that the Leverage Ratio is less than 4.00:1.00. Notwithstanding the foregoing, no reduction in the Applicable Margin shall be effective if any Default or Event of Default shall have occurred and be continuing.

                  "Pricing Level": Pricing Level I, Pricing Level II, Pricing Level III, Pricing Level IV or Pricing Level V, as applicable. In determining the appropriate Pricing Level, in the event that the Senior Debt Rating by Standard & Poor's and Moody's (i) is split-rated by one level, the higher of such Senior Debt Ratings shall be used and (ii) is split-rated by more than one level, then the average of such Senior Debt Ratings (rounded to the nearest higher Senior Debt Rating) shall be used.

                  "Pricing Level I": the applicable Pricing Level any time when the Borrower's Senior Debt Rating is equal to BBB or higher by Standard and Poor's or Baa2 or higher by Moody's.

                  "Pricing Level II": the applicable Pricing Level any time when the Borrower's Senior Debt Rating is equal to BBB- or higher by Standard and Poor's or Baa3 or higher by Moody's and Pricing Level I is not applicable.

                  "Pricing Level III": the applicable Pricing Level any time when the Borrower's Senior Debt Rating is equal to BB+ or higher by Standard and Poor's or Ba1 or higher by Moody's and neither Pricing Level I nor Pricing Level II is applicable.

                  "Pricing Level IV": the applicable Pricing Level any time when the Borrower's Senior Debt Rating is equal to BB or higher by Standard and Poor's or Ba2 or higher by Moody's and none of Pricing Level I, Pricing Level II or Pricing Level III are applicable.

                  "Pricing Level V": the applicable  Pricing Level any time when
      (i) the Borrower's Senior Debt Rating is equal to BB- or lower by Standard and Poor's or Ba3 or lower by Moody's and none of Pricing Level I, Pricing Level II, Pricing Level III or Pricing Level IV are applicable or (ii) if the Borrower ceases to have a Senior Debt Rating.

2. The definition "Leverage Ratio" contained in Section 1.1 of the Credit Agreement is amended by adding to the end of such definition the following sentence:

      For purposes of this defined term, Consolidated Total Debt shall be adjusted so as to subtract from Consolidated Total Debt all cash and Cash Equivalents of the Borrower and its Subsidiaries (other than cash and Cash Equivalents in respect of Jackpot Assets), determined on a Consolidated basis in accordance with GAAP, on such date in excess of $10,000,000.

3. Section 1.1 of the Credit Agreement is amended by adding the following new definitions in their respective alphabetical order:

                  "Amendment Effective Date": as defined in the Amendment and Restatement, dated as of April 30, 1999, of this Agreement.

                  "Applicable Utilization Fee Percentage": with respect to the Utilization Fee, a percentage equal to (i) during any period when Total Facility Usage is less than or equal to 0.3333, 0.000%, (ii) during any period when Total Facility Usage is greater than 0.3333 but less than or equal to 0.6667, 0.050%, and (iii) during any period when Total Facility Usage is greater than 0.6667, 0.125%.

                  "Excess Cash Flow": for any period, Consolidated EBITDA minus, without duplication, the sum of each of the following with respect to the Borrower and its Subsidiaries, determined on a Consolidated basis in accordance with GAAP, (i) Consolidated Interest Expense during such period (other than with respect to all interest paid or accrued during such period in respect of Jackpot Liabilities), (ii) provision for taxes during such period, (iii) all scheduled payments of principal on Consolidated Total Debt (other than the Loans on the Maturity Date) during such period, and (iv) Capital Expenditures made during such period.

                  "Interest Coverage Ratio": at any date of determination, the ratio of (i) Consolidated EBITDA to (ii) Consolidated Interest Expense minus all interest paid or accrued during such period in respect of Jackpot Liabilities, for the four fiscal quarter period ending on such date or, if such date is not the last day of a fiscal quarter, for the immediately preceding four fiscal quarter period.

                  "Total Facility Usage": as of any date, a fraction (expressed as a decimal) the numerator of which is the Aggregate Credit Exposure, and the denominator of which is the Aggregate Available Commitment Amount.

                  "Utilization Fee": as defined in Section 3.2(d).

4. Section 2.11(a) of the Credit Agreement is amended by (i) inserting after the phrase "of the Facility Fee," appearing on the second line therein the phrase "the Utilization Fee,", and (ii) inserting after the phrase "the Facility Fee" appearing on the fourth line therein the phrase ", the Utilization Fee".

5. Section 3.2 of the Credit Agreement is amended by adding to the end thereof the following new subsection (d):

                  (d) Utilization Fee. The Borrower agrees to pay to the Administrative Agent, for the account of (i) in respect of Revolving Credit Loans and Letter of Credit Exposure, the Lenders in accordance with each Lender's Commitment Percentage, and (ii) in respect of Competitive Bid Loans, each Lender making a Competitive Bid Loan during such period pro rata among all such Lenders, a fee (the "Utilization Fee"), during the period from the Amendment Effective Date through the Maturity Date, at a rate per annum equal to the Applicable Utilization Fee Percentage on the average daily amount during the relevant calculation period of the Aggregate Credit Exposure. The Utilization Fee shall be payable (A) quarterly in arrears on the last day of each March, June, September and December during such period commencing on the first such day following the Amendment Effective Date, and (B) on the Maturity Date. The Utilization Fee shall be calculated on the basis of a 360-day year for the actual number of days elapsed. The Administrative Agent shall bill the Borrower for the amount due at least two days prior to the date on which such Utilization Fees are due, provided that any failure of the Administrative Agent to render such bill shall in no way affect the Borrower's obligation to pay such Utilization Fees at such specified times.

6. Section 7.11(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

                  (a) Leverage Ratio. Maintain at all times a Leverage Ratio of not greater than the applicable ratio set forth below opposite the applicable period set forth below:

                  Period                        Ratio

                  Amendment Effective Date
                  through December 31, 1999     4.25:1.00

                  January 1, 2000 through
                  March 31, 2001                4.00:1.00

                  April 1, 2001 through
                  December 31, 2001             3.75:1.00

                  January 1, 2002 and
                  thereafter                    3.50:1.00

7. Section 7.11 of the Credit Agreement is amended by adding to the end thereof the following new subsection (d):

                  (d) Interest Coverage Ratio. Maintain at all times an Interest Coverage Ratio of not less than the applicable ratio set forth below opposite the applicable period set forth below:

                  Period                        Ratio

                  Amendment Effective Date
                  through September 30, 2000    2.50:1.00

                  October 1, 2000 through
                  September 30, 2001            2.75:1.00

                  October 1, 2001 and
                  thereafter                    3.00:1.00

8. Section 8.6(ii) of the Credit Agreement is amended by inserting immediately prior to the period located at the end thereof the following phrase:

      , provided further that, if at any time the Borrower's Senior Debt Rating shall equal BB- or lower by Standard and Poor's and Ba3 or lower by Moody's, any such Restricted Payment, together with all other Restricted Payments made pursuant to this clause (ii), shall not exceed 50% of cumulative Excess Cash Flow calculated for the period from the Effective Date through the last fiscal quarter preceding such Restricted Payment.

9. Exhibit E to the Credit Agreement is amended, restated and replaced with Exhibit E attached hereto.

10. Paragraphs 1 - 9 of this Amendment shall not be effective until such date (the "Amendment Effective Date") as each of the following conditions shall have been fulfilled:

            (a) The Administrative Agent shall have received this Amendment executed by a duly authorized officer or officers of the Administrative Agent, the Issuing Bank, the Required Lenders, and the Borrower.

            (b) Standard and Poor's and Moody's shall have publicly announced the Borrower's Senior Debt Rating to equal (i) BB+ or higher by Standard and Poor's, and (ii) Ba1 or higher by Moody's, and the Administrative Agent shall have received a certificate, in all respects satisfactory to the Administrative Agent, of an executive officer of the Borrower to the foregoing effect.

            (c) The consummation of the Borrower's Rule 144A debt offering that is the subject of the press release of the Borrower dated April 28, 1999 (in such principal amount as is approved by the Borrower) shall have occurred.

            (d) Except for notices  required  to be given to Gaming  Authorities after the execution and delivery of this Amendment, which notices are for informational purposes only and the failure to give the same will not affect the validity or enforceability of the Loan Documents, all consents, authorizations, approvals, filings and exemptions of all Persons required to be obtained or made in connection with this Amendment, including, without limitation, any required consents, authorizations, approvals, filings and exemptions of Gaming Authorities, shall have been obtained or made, as the case may be, and shall be in full force and effect, and all required notices have been given and all required waiting periods shall have expired, and the Administrative Agent shall have received a certificate, in all respects satisfactory to the Administrative Agent, of an executive officer of the Borrower to the foregoing effects.

            (e) The Administrative Agent shall have received for the account of each Lender executing this Amendment and delivering its signature page hereto (or a facsimile thereof) to Special Counsel prior to 5:00 p.m. (New York City time) on April 30, 1999, a fee equal to 0.075% of such Lender's Commitment.

            (f) The  Administrative  Agent  shall  have  received  an opinion of
counsel  to  the   Borrower,   in  form  and  substance   satisfactory   to  the
Administrative Agent.

            (g) The Borrower shall pay (i) all costs and expenses of the Administrative Agent (including the reasonable fees and disbursements of Special Counsel) incurred in connection with the preparation, negotiation and closing of this Amendment and (ii) all fees which it has agreed in writing to pay in connection with this Amendment.

            (h) All legal matters incident to the execution and delivery of this Amendment shall be reasonably satisfactory to Special Counsel.

11. The Borrower hereby (i) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents and all of its obligations thereunder, (ii) agrees and admits that it has no defenses to or offsets against any of its obligations to the Lenders under the Loan Documents, (iii) represents and warrants that there exists no Default or Event of Default, and (iv) represents and warrants that each of the representations and warranties contained in the Credit Agreement is true and correct, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct on and as of such earlier date and for consents, authorizations, approvals, filings and exemptions of all Persons which are required to be obtained or made in connection with this Amendment, including Gaming Authorities, which consents, authorizations, approvals, filings and exemptions will have been obtained or made prior to the effectiveness of this Amendment.

12. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one amendment. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

13. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

14. Except as amended hereby, the Credit Agreement shall in all other respects remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                    INTERNATIONAL GAME TECHNOLOGY



                                    By:
                                    Name:
                                    Title:



                                    By:
                                    Name:
                                    Title:

                          INTERNATIONAL GAME TECHNOLOGY
                  AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT


                                    THE BANK OF NEW YORK, individually, as
                                    Issuing Bank and as Administrative Agent



                                    By:
                                    Name:
                                    Title:

                          INTERNATIONAL GAME TECHNOLOGY
                  AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT


                                    CONSENTED TO BY:

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    individually and as Documentation Agent



                                    By:
                                    Name:
                                    Title:

                          INTERNATIONAL GAME TECHNOLOGY
                  AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT


                                    CONSENTED TO BY:

                                    CIBC INC., individually and as a Co-Agent



                                    By:
                                    Name:
                                    Title:

                          INTERNATIONAL GAME TECHNOLOGY
                  AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT


                                    CONSENTED TO BY:

                                    CREDIT LYONNAIS LOS ANGELES BRANCH,
                                    individually and as a Co-Agent



                                    By:
                                    Name:
                                    Title:

                          INTERNATIONAL GAME TECHNOLOGY
                  AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT


                                    CONSENTED TO BY:

                                    DEUTSCHE BANK AG, NEW YORK BRANCH AND/OR
                                    CAYMAN ISLANDS BRANCH, individually and
                                    as a Co-Agent



                                    By:
                                    Name:
                                    Title:



                                    By:
                                    Name:
                                    Title:

                          INTERNATIONAL GAME TECHNOLOGY
                  AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT


                                    CONSENTED TO BY:

                                    KEYBANK NATIONAL ASSOCIATION,
                                    individually and as a Co-Agent



                                    By:
                                    Name:
                                    Title:

                          INTERNATIONAL GAME TECHNOLOGY
                  AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT


                                    CONSENTED TO BY:

                                    U. S. BANK NATIONAL ASSOCIATION,
                                    individually and as a Co-Agent



                                    By:
                                    Name:
                                    Title:

                          INTERNATIONAL GAME TECHNOLOGY
                  AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT


                                    CONSENTED TO BY:

                                    BANCA DI ROMA, SAN FRANCISCO BRANCH



                                    By:
                                    Name:
                                    Title:



                                    By:
                                    Name:
                                    Title:

                          INTERNATIONAL GAME TECHNOLOGY
                  AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT


                                    CONSENTED TO BY:

                                    BANK OF MONTREAL



                                    By:
                                    Name:
                                    Title:

                          INTERNATIONAL GAME TECHNOLOGY
                  AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT


                                    CONSENTED TO BY:

                                    THE DAI-ICHI KANGYO BANK, LTD., NEW YORK
                                     BRANCH



                                    By:
                                    Name:
                                    Title:

                          INTERNATIONAL GAME TECHNOLOGY
                  AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT


                                    CONSENTED TO BY:

                                    FLEET BANK N.A.



                                    By:
                                    Name:
                                    Title:

                          INTERNATIONAL GAME TECHNOLOGY
                  AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT


                                    CONSENTED TO BY:

                                    MICHIGAN NATIONAL BANK



                                    By:
                                    Name:
                                    Title:

                          INTERNATIONAL GAME TECHNOLOGY
                  AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT


                                    CONSENTED TO BY:

                                    THE SANWA BANK, LIMITED, LOS ANGELES
                                     BRANCH



                                    By:
                                    Name:
                                    Title:

                          INTERNATIONAL GAME TECHNOLOGY
                  AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT


                                    CONSENTED TO BY:

                                    THE SUMITOMO BANK, LIMITED



                                    By:
                                    Name:
                                    Title: